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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) : March 4, 1999


                           SIMON PROPERTY GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                001-14469                    046268599
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      (State or other           (Commission                (IRS Employer
       jurisdiction of          File Number)            Identification No.)
       incorporation)



             115 WEST WASHINGTON STREET
                INDIANAPOLIS, INDIANA                           46204
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          (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code: 317.636.1600


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events


         On March 4, 1999, the Registrant made available additional ownership and operation information concerning the Registrant, SPG Realty Consultants, Inc. (the Registrant's paired-share affiliate), Simon Property Group, L.P., and properties owned or managed as of December 31, 1998, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.



Item 7.  Financial Statements and Exhibits

         Financial Statements:

                  None


         Exhibits:

                                                       Page Number in
Exhibit No.              Description                    This Filing
-----------              -----------                    -----------


   99                    Supplemental Information           4
                         as of December 31, 1998


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


          Dated: March 4, 1999




                                            SIMON PROPERTY GROUP, INC.


                                               By: /s/ Stephen E. Sterrett
                                                   ---------------------------
                                                       Stephen E. Sterrett,
                                                       Treasurer


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